UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

UBIQUITY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-179738	99-0371375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Research Drive, Irvine, California 92618
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 489-7600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

1

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On April 15, 2015, Ubiquity, Inc. (the “Company”) accepted the resignation of KLJ & Associates, LLP (“KLJ”) from their engagement to be the independent certifying accountant for the Company.

KLJ did not issue an Auditors’ Report for the fiscal year ended December 31, 2013 and did not issue an Auditors’ Report to be relied upon for the fiscal year ended December 31, 2014, as discussed in further detail under Item 4.02.

During KLJ’s audit of the Company’s 2014 fiscal year and through the date of this Current Report on Form 8-K, there were the following disagreements with KLJ: (1) the valuation of certain intangible assets from the beginning of the fiscal 2014 through the year then ended; and (2) the filing of the Form 10-K for the fiscal year ended December 31, 2014 prior to receiving KLJ’s consent (see Item 4.02). Except as discussed above in terms of the valuation of intangible assets and such effects on the 2013 and 2014 fiscal years, and the inappropriate filing of the 2014 Form 10-K, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 15, 2015, the Company’s Form 10-K report for the fiscal year ended December 31, 2014 was filed without the permission of KLJ. Therefore, the Company, as advised by KLJ on April 15, 2015, deemed the Original Filing to be non-compliant pursuant to SEC Rules and Regulations. As a result, the financial statements and the Auditors' Report included therein should not be relied upon due to KLJ not authorizing the issuance of their audit report and the Form 10-K as their audit had yet to be completed. The Company intends to file an amended Annual Report on Form 10-K/A (Amended Filing). Any differences between the Original Filing and the Amended Filing will be identified in the Amended Filing.

As of the date of this filing, management does not believe there will be any significant differences between the Original Filing and the Amended Filing.

The Board of Directors has discussed the matter in this Form 8-K pursuant to Item 4.02(b) concerning the Company's (now former) independent registered public accounting firm, KLJ.

The company is currently in the final stages of its engaging a new auditor specializing in technology companies.

Item 9.     Exhibits, Financial Statement Schedules.

Exhibit No.	Description
16.1	Resignation Letter of KLJ & Associates, LLP

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2015

UBIQUITY, INC.

By:	/s/ Christopher Carmichael
Christopher Carmichael
Chief Executive Officer

3